Exhibit 99.1
GulfMark Offshore, Inc: 20 Years of Making Waves Pareto Securities’ 17th Annual Oil & Offshore Conference September 2010

Cautionary Statement Regarding Forward-Looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation. While the Company makes these statements and projections in good faith, neither the company nor its management can guarantee that the anticipated future results will be achieved. Reference should be made to the Company's Securities and Exchange Commission filings for additional important factors that may affect actual results. NYSE: GLF www.GulfMark.com Forward-Looking Statements

Long-Term Revenue & EBITDA * Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation; TTM reflects Trailing Twelve Months.

4 Geographic Revenue Diversification Revenue Breakout by Region - Trailing Twelve Months as of June 30, 2010

North Sea Regional Total of 26 Owned Vessels 22 PSVs, 3 AHTS, and 1 SpV Vessels Expanding "Managed" Fleet Largest Operator of PSVs in the North Sea Operations Include Activities in India, Mediterranean, Africa, and Trinidad Spearheading HSE & Training Initiatives High Level of Long-Term Contract Cover

Americas Regional Total of 35 Owned Vessels Mexico - 2 AHTS Vessels and 1 Crewboat Brazil - 3 Large PSVs, 1 SpV and 1 AHTS Gulf of Mexico / Trinidad - 10 Deep Water PSVs, 10 Deep Shelf PSVs, and 7 Fast Supply / Crew Boats Second Largest Owner of Dynamic Positioning (DP2) Vessels in the U.S. Gulf of Mexico Average Fleet Age of 4.7 years

Southeast Asia Regional Total of 14 Owned Vessels 11 AHTS Vessels and 3 PSVs Average Fleet Age of 5.2 years Excess of 75% EBITDA Margins for 2007, 2008, 2009 and TTM as of June 30, 2010 Asia Pacific Region has the Most Resilient Year-over-Year and Sequential Monthly Rig Count Statistics Strong Regional Day Rate Trends * Note: TTM reflects Trailing Twelve Months.

Strong Customer Base Note: Percentages Based on Vessel Count as of June 28, 2010.

The GulfMark Fleet

June 30, 2010 June 30, 2010 June 30, 2010 June 30, 2010 December 31, 2010 December 31, 2010 December 31, 2010 December 31, 2010 North Sea SE Asia Americas Total North Sea SE Asia Americas Total Owned Fleet 26 14 35 75 26 14 35 75 Average Age (in Years): 11.5 5.2 4.7 7.2 12.0 5.7 5.2 7.7 Continuous Fleet Modernization Sold 14 Non-Strategic Vessels All Built Before 1986 All sold at a profit One vessel scrapped Built or Bought 41 Vessels Since 2005

Last Two Vessels in Newbuild Program Took Final Delivery in June and July 2010 Both are 10,000 BHP AHTS Built by Remontowa in Poland

June 2010 Vessels built prior to January 1990. Vessels built or acquired between January 1990 and January 2000. Vessels built or acquired after January 2000. Young & Versatile Fleet Major Construction & Acquisition Programs Underway Since 2000

Financial Information

Current Debt Position

Industry Leaders in HSE Performance & People Development Strong Demand for Modern Offshore Marine Equipment Global Presence and Operations Expertise Financial Stability & Flexibility to Pursue Opportunities Growth though Acquisition and New Construction Young, Versatile, High-Specification Fleet Investment Highlights

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies. Reconciliation of Adjusted EBITDA * Note: TTM reflects Trailing Twelve Months.